UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2012

CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Canterbury Green, 201 Broad Street, Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (203) 595−3000

Not Applicable
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On June 5, 2012, Cenveo Corporation (the “Company”), a wholly-owned subsidiary of Cenveo, Inc. (“Cenveo”), entered into an agreement (the “Credit Agreement Supplement”) with Cenveo, Bank of America, N.A., as administrative agent, and Bank of America, N.A., as incremental term loan lender, that provides for $65 million aggregate principal amount of an additional term loan (the “Loan”) under its senior secured credit agreement (the “Credit Agreement”).  The terms of the Loan are identical to the terms of the existing term loan under the Credit Agreement.  The Loan is expected to close this week.

Simultaneously, the Company entered into an amendment (“Amendment No. 3”) to the Credit Agreement with Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and a syndicate of lenders, which also is expected to close this week.  Amendment No. 3 allows the Company to repurchase up to $135 million of its senior subordinated notes due December 2013 (the “Subordinated Notes”), subject to maintaining certain liquidity thresholds and other customary conditions.  Amendment No. 3 also delays a step down in the maximum first lien leverage ratio covenant to 2.25x from 2.50x until the first quarter of 2013, increases the interest rate margins under the Credit Agreement by 0.375%, and provides for an additional mandatory prepayment if the Company and its subsidiaries have balances of cash and cash equivalents that exceed certain thresholds.  Proceeds from the Loan will initially be used to repay outstanding revolving credit borrowings under the Credit Agreement and to pay fees and expenses, which will free up capacity under the revolving credit facility to refinance the Subordinated Notes.

The foregoing summary descriptions of the Credit Agreement Supplement and Amendment No. 3 and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of the Credit Agreement Supplement and Amendment No. 3 attached as Exhibit 10.1 and 10.2, respectively, to this report.

On June 5, 2012, Cenveo issued a press release relating to the foregoing.  A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 8.01.     Other Events

On June 8, 2012, Cenveo issued a press release announcing the extension of the exchange offer deadline in connection with the Company’s offer to exchange up to $225,000,000 of its unregistered 11½% Senior Notes due 2017 for 11½% Senior Notes due 2017 registered under the Securities Act of 1933, as amended, to 5:00 p.m., New York City time, on June 15, 2012, unless further extended.  A copy of the press release is attached as Exhibit 99.2 to this report and incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number                 Description

10.1                      Credit Agreement Supplement dated June 5, 2012
10.2                      Amendment No. 3 to Credit Agreement dated June 5, 2012
99.1                      Press release of Cenveo, Inc. dated June 5, 2012
99.2                      Press release of Cenveo, Inc. dated June 8, 2012

Forward-Looking Statements

Statements made in this Current Report on Form 8-K, other than those concerning historical financial information, may be considered “forward-looking statements,” which are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this Current Report on Form 8-K, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Factors that could cause actual results to differ materially from management’s expectations include, without limitation: (i) the recent United States and global economic conditions, which have adversely affected us and could continue to do so; (ii) our substantial level of indebtedness, which could impair our financial condition and prevent us from fulfilling our business obligations; (iii) our ability to service or refinance our debt; (iv) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (v) additional borrowings that are available to us could further exacerbate our risk exposure from debt; (vi) our ability to successfully integrate acquired businesses into our business; (vii) a decline of our consolidated profitability or profitability within one of our individual reporting units could result in the impairment of our assets, including goodwill, other long-lived assets and deferred tax assets; (viii) intense competition and fragmentation in our industry; (ix) the general absence of long-term customer agreements in our industry, subjecting our business to quarterly and cyclical fluctuations; (x) factors affecting the United States postal services impacting demand for our products; (xi) the availability of the internet and other electronic media may adversely affect our business; (xii) increases in paper costs and decreases in the availability of raw materials; (xiii) our labor relations; (xiv) our compliance with environmental laws; (xv) our dependence on key management personnel; (xvi) our dependence upon information technology systems; (xvii) our international operations and the risks associated with operating outside of the United States, and (xviii) the absence of assurances that events will not occur that would interfere with the consummation of the transactions above or the availability of cash to consummate the refinancing of outstanding indebtedness. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact our business. Additional information regarding these and other factors can be found in Cenveo, Inc.’s periodic filings with the SEC, which are available at www.cenveo.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 8, 2012

CENVEO, INC.

By:	/s/ Mark S. Hiltwein
Mark S. Hiltwein
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number                 Description

10.1                      Credit Agreement Supplement dated June 5, 2012
10.2                      Amendment No. 3 to Credit Agreement dated June 5, 2012
99.1                      Press release of Cenveo, Inc. dated June 5, 2012
99.2                      Press release of Cenveo, Inc. dated June 8, 2012